UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          March 15, 2007
                                                    ----------------------------


                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                   001-16197             22-3537895
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


158 Route 206, Peapack-Gladstone, New Jersey                        07934
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code    (908) 234-0700
                                                      --------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

      Attached and being furnished as Exhibit 99.1 is a copy of a press release of Peapack-Gladstone Financial Corporation dated March 15, 2007. Exhibit 99.1 is incorporated by reference under this Item 8.01.


Item 9.01    Financial Statements and Exhibits

(d)

99.1 Press Release of Peapack-Gladstone Financial Corporation, dated March 15, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PEAPACK-GLADSTONE FINANCIAL CORPORATION


Dated: March 15, 2007       By:    /s/ Arthur F. Birmingham
                                   ------------------------------
                            Name:  Arthur F. Birmingham
                            Title: Executive Vice President and Chief Financial
                                   Officer

                                  EXHIBIT INDEX

Exhibit No.            Title
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99.1                   Press Release of Peapack-Gladstone Financial Corporation,
                       dated March 15, 2007